Exhibit 32.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NeoPharm, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2008                      /s/  Laurence P. Birch
                                          ----------------------------------
                                          Laurence P. Birch
                                          President and Chief Executive Officer
                                          (Principal Executive Officer) and
                                          Acting Chief Financial Officer
                                          (Principal Financial Officer)


                                       27